Segment Reporting (Details)	6 Months Ended
Jun. 30, 2025 segments
Segment Reporting [Abstract]
Segment Reporting, CODM, Profit (Loss) Measure, How Used, Description	Operating segments are defined as components of an enterprise which engage in business activities from which they may earn revenues and incur expenses, and about which separate financial information is available that is evaluated regularly by the chief operating decision-maker, or decision-making group (the “CODM”), in deciding how to allocate resources and in assessing performance.
Operating segments, description	Reportable segments are defined as an operating segment that either (a) exceeds 10% of revenue, or (b) reported profit or loss in absolute amount exceeds 10% of profit of all operating segments that did not report a loss or (c) exceeds 10% of the combined assets of all operating segments.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer [Member]
Operating segments	4